EXHIBIT 21.1

SUBSIDIARIES OF THE KROGER CO.

84.51 LLC [Ohio]

84.51 HQ Building Company, LLC [Ohio]

Alpha Beta Company [California]

Also Doing Business As:

Food 4 Less

Ralphs

Ansonborough Square Investors I, LLC [Delaware]

Ansonborough Square Retail, LLC [South Carolina]

Bay Area Warehouse Stores, Inc. [California]

Also Doing Business As:

Foods Co.

Beech Tree Holdings, LLC [Delaware]

Bleecker Ventures LLC [New York]

Bluefield Beverage Company [Ohio]

Box Cutter, Inc. [New York]

Cala Co. [Delaware]

Also Doing Business As:

Food 4 Less

Cala Foods, Inc. [California]

Also Doing Business As:

Foods Co.

CB&S Advertising Agency, Inc. [Oregon]

Cheeses of All Nations, Inc. [New York]

Country Oven, Inc. [Ohio]

Crawford Stores, Inc. [California]

Creedmoor Retail, LLC [North Carolina]

Dillon Companies, LLC [Kansas]

Also Doing Business As:

Baker’s

Baker's Supermarkets

City Market

City Market Fuel Center

City Market Pharmacy

Dillons

Dillons Marketplace

Dillons Pharmacy

Gerbes Supermarkets

Inter-American Products

King Soopers

King Soopers Fresh Fare

King Soopers Fuel Center

King Soopers Marketplace

Peyton’s Fountain

Dillon Real Estate Co., Inc. [Kansas]

Distribution Trucking Company [Oregon]

Dotto, Inc. [Indiana]

Edgewood Plaza Holdings, LLC [Ohio]

Embassy International, Inc. [Ohio]

[ ] Brackets indicate state or country of incorporation or organization and do not form part of corporate name.

Farmacia Doral, Inc. [Puerto Rico]

Also Doing Business As:

Axium Healthcare Pharmacy Puerto Rico

Kroger Specialty Pharmacy Puerto Rico

FM, Inc. [Utah]

FMJ, Inc. [Delaware]

Also Doing Business As:

FMJ Ecommerce

Fred Meyer Jewelers Mail Order

fredmeyerjewelers.com

littmanjewelers.com

Food 4 Less GM, Inc. [California]

Food 4 Less Holdings, Inc. [Delaware]

Food 4 Less Merchandising, Inc. [California]

Food 4 Less of California, Inc. [California]

Also Doing Business As:

Food 4 Less

Foods Co.

Food 4 Less of Southern California, Inc. [Delaware]

Fred Meyer, Inc. [Delaware]

Fred Meyer Jewelers, Inc. [California]

Also Doing Business As:

Fred Meyer Jewelers

Littman Jewelers

Fred Meyer Stores, Inc. [Ohio]

Also Doing Business As:

Fred Meyer Cork & Tap

Fred Meyer Fuel Center

Fred Meyer Fuel Stop

Fred Meyer Pharmacy

Fred Meyer

Inter-American Products

Peyton’s Phoenix

QFC

QFC Cork & Tap

QFC Fuel Station/Center

QFC Fuel Stop

Q20 Pub

Quality Food Centers

Swan Island Dairy

Fresh Distribution Services LLC [Ohio]

Glasswing Labs LLC [Ohio]

Glendale/Goodwin Realty I, LLC [Ohio]

Grubstake Investments, LLC [Oregon]

Harris Teeter, LLC [North Carolina]

Also Doing Business As:

Harris Teeter

Harris Teeter Properties, LLC [North Carolina]

Harris-Teeter Services, Inc. [North Carolina]

Harris Teeter Supermarkets, Inc. [North Carolina]

Healthy Options Inc. [Delaware]

Also Doing Business As:

Columbus Central Fill

Postal Prescription Services

Henpil, Inc. [Texas]

[ ] Brackets indicate state or country of incorporation or organization and do not form part of corporate name.

Hood-Clayton Logistics LLC [Georgia]

HT Fuel DE, LLC [Delaware]

HT Fuel NC, LLC [North Carolina]

HT Fuel SC, LLC [South Carolina]

HT Fuel VA, LLC [Virginia]

HTGBD, LLC [North Carolina]

HTP Bluffton, LLC [North Carolina]

HTP Plaza LLC [North Carolina]

HTP Relo, LLC [North Carolina]

HTPS, LLC [North Carolina]

HTTAH, LLC [North Carolina]

Hughes Markets, Inc. [California]

Also Doing Business As:

Ralphs

Hughes Realty, Inc. [California]

Inter-American Foods, Inc. [Ohio]

Inter American Products, Inc. [Ohio]

IRP, LLC [Wisconsin]

I.T.A., Inc. [Wisconsin]

ITAC 119, LLC [North Carolina]

ITAC 265, LLC [North Carolina]

Jondex Corp. [Wisconsin]

Jubilee Carolina, LLC [North Carolina]

J.V. Distributing, Inc. [Michigan]

KCDE-2 LLC [Ohio]

KCDE-3 LLC [Ohio]

KCDE-4 LLC [Ohio]

KCDE-5 LLC [Ohio]

KCDE – 2013, LLC [Ohio]

Kee Trans, Inc. [Wisconsin]

Kettle Merger Sub, Inc. [Delaware]

KGO LLC [Ohio]

Kiosk Medicine Kentucky, LLC [Kentucky]

Also Doing Business As:

The Little Clinic

Kirkpatrick West Retail, LLC [Virginia]

KPF, LLC [Delaware]

KPS, LLC [Ohio]

KRGP LLC [Ohio]

Also Doing Business As:

Kitchen 1883

KRLP Inc. [Ohio]

The Kroger Co. of Michigan [Michigan]

Also Doing Business As:

Inter-American Products

Kessel Food Markets

Kessel Pharmacies

Kroger

Kroger Fresh Fare

Kroger Marketplace

Michigan Dairy

Kroger Community Development Entity, LLC [Ohio]

[ ] Brackets indicate state or country of incorporation or organization and do not form part of corporate name.

Kroger Dedicated Logistics Co. [Ohio]

Also Doing Business As:

KDL

Kroger Fulfillment Network, LLC [Ohio]

Kroger G.O. LLC [Ohio]

Kroger HQ LLC [Ohio]

Kroger Health Navigator LLC [Ohio]

Kroger Limited Partnership I [Ohio]

Also Doing Business As:

Chef’s Choice Catering

Foods Plus

Gene Maddy Drugs

Inter-American Products

JayC Food Stores

Jeffersonville Central Fill

Kentucky Distribution Center

Kroger

Kroger Fresh Fare

Kroger Marketplace

Kroger Pharmacy

Pay Less Super Markets

Peyton's Southeastern

Ruler Foods

Kroger Limited Partnership II [Ohio]

Also Doing Business As:

Country Oven Bakery

Crossroad Farms Dairy

Inter-American Products

K. B. Specialty Foods

Kenlake Foods

Pace Dairy of Indiana

Peyton's Northern

Winchester Farms Dairy

Kroger LM Real Estate Holdings, LLC [Ohio]

Kroger Management Co. [Michigan]

Kroger Management – NMTC Athens I, LLC [Ohio]

Kroger Management – NMTC Portsmouth I, LLC [Ohio]

Kroger MC Holdings, LLC [Ohio]

Kroger MTL Management, LLC [Ohio]

Kroger NMTC Fremont I, LLC [Ohio]

Kroger Opportunity Fund I, Inc. [Ohio]

Kroger OZ1 Inc. [Ohio]

Kroger OZ2 Inc. [Ohio]

Kroger OZ3 Inc. [Ohio]

Kroger OZ1 LLC [Ohio]

Kroger OZ2 LLC [Ohio]

Kroger OZ3 LLC [Ohio]

Kroger Prescription Plans, Inc. [Ohio]

Kroger Specialty Infusion AL, LLC [Alabama]

Also Doing Business As:

Kroger Specialty Infusion AL

Kroger Specialty Infusion CA, LLC [California]

Also Doing Business As:

Kroger Specialty Infusion CA

[ ] Brackets indicate state or country of incorporation or organization and do not form part of corporate name.

Kroger Specialty Infusion Holdings, Inc. [Delaware]

Kroger Specialty Infusion TX, LLC [Texas]

Also Doing Business As:

Kroger Specialty Infusion TX

Kroger Specialty Pharmacy CA, LLC [Delaware]

Kroger Specialty Pharmacy FL 2 LLC [Delaware]

Also Doing Business As:

Kroger Specialty Infusion FL 2

Kroger Specialty Pharmacy Holdings, Inc. [Delaware]

Kroger Specialty Pharmacy Holdings I, Inc. [Delaware]

Kroger Specialty Pharmacy Holdings 2, Inc. [Delaware]

Also Doing Business As:

Kroger Specialty Pharmacy CA 4

Kroger Specialty Pharmacy Holdings 3, Inc. [Delaware]

Kroger Specialty Pharmacy, Inc. [Florida]

Also Doing Business As:

Kroger Specialty Pharmacy CA 3

Kroger Specialty Pharmacy FL

Kroger Specialty Pharmacy MS

Kroger Specialty Pharmacy LA, LLC [Louisiana]

Also Doing Business As:

Kroger Specialty Pharmacy LA

Kroger Specialty Pharmacy TX

Kroger Texas L.P. [Ohio]

Also Doing Business As:

America's Beverage Company

Inter-American Products

Kroger

Kroger Fresh Fare

Kroger Marketplace

Kroger Pharmacy

Vandervoort Dairy Foods Company

KV Anderson, LLC [Delaware]

Latta Village, LLC [North Carolina]

LCGP3 Home Cooking, Inc. [Delaware]

The Little Clinic LLC [Delaware]

The Little Clinic Management Services LLC [Delaware]

The Little Clinic of Arizona LLC [Delaware]

The Little Clinic of Colorado LLC [Delaware]

The Little Clinic of IN LLC [Delaware]

The Little Clinic of Kansas LLC [Delaware]

The Little Clinic of Mississippi LLC [Delaware]

The Little Clinic of Ohio LLC [Ohio]

The Little Clinic of Tennessee LLC [Delaware]

The Little Clinic of TX LLC [Delaware]

The Little Clinic of VA LLC [Delaware]

Local Mkt LLC [Ohio]

Main & Vine LLC [Ohio]

Main Street Spirits LLC [Ohio]

Matthews Property 1, LLC [North Carolina]

Mega Marts, LLC [Wisconsin]

Also Doing Business As:

Metro Market

Pick ‘n Save

Michigan Dairy, L.L.C. [Michigan]

[ ] Brackets indicate state or country of incorporation or organization and do not form part of corporate name.

Murray’s Cheese LLC [Ohio]

Also Doing Business As:

Murray’s Cheese

Murray’s LIC LLC [New York]

Also Doing Business As:

Murray’s Cheese Bar

Murray’s Table LLC [New York]

Also Doing Business As:

Murray’s Table

Pace Dairy Foods Company [Ohio]

Paramount Logistics, LLC [Ohio]

Pay Less Super Markets, Inc. [Indiana]

Peyton's-Southeastern, Inc. [Tennessee]

Also Doing Business As:

Peyton's Mid-South Company

Plum Labs LLC [Ohio]

Pontiac Foods, Inc. [South Carolina]

Queen City Assurance, Inc. [Vermont]

Ralphs Grocery Company [Ohio]

Also Doing Business As:

Food 4 Less

Food 4 Less Midwest

Foods Co.

Inter-American Products

Ralphs

Ralphs Fresh Fare

RBF, LLC [Wisconsin]

Relish Labs LLC [Delaware]

Also Doing Business As:

Home Chef

RGC Southeast Properties LLC [Ohio]

Rocket Newco, Inc. [Texas]

Roundy’s Acquisition Corp. [Delaware]

Roundy’s Illinois, LLC [Wisconsin]

Also Doing Business As:

Mariano’s

Roundy’s, Inc. [Delaware]

Roundy’s Supermarkets, Inc. [Wisconsin]

Also Doing Business As:

Mariano’s Pharmacy

RCK Foods

Second Story, Inc. [Washington]

Shop-Rite, LLC [Wisconsin]

Also Doing Business As:

Metro Market

Pick ‘n Save

Smith’s Beverage of Wyoming, Inc. [Wyoming]

[ ] Brackets indicate state or country of incorporation or organization and do not form part of corporate name.

Smith’s Food & Drug Centers, Inc. [Ohio]

Also Doing Business As:

Fry’s Food Stores

Fry’s Marketplace

Fry’s Mercado

Inter-American Products

Smith’s Express

Smith’s Food & Drug

Smith’s Fuel Centers

Smith’s Marketplace

Stallings Investors I, LLC [North Carolina]

Sunrise R&D Holdings, LLC [Ohio]

Sunrise Technology LLC [Ohio]

TLC Corporate Services LLC [Delaware]

TLC Immunization Clinic LLC [Delaware]

TLC of Georgia LLC [Delaware]

Also Doing Business As:

The Little Clinic

Topvalco, Inc. [Ohio]

Ultimate Mart, LLC [Wisconsin]

Also Doing Business As:

Metro Market

Pick ‘n Save

Ultra Mart Foods, LLC [Wisconsin]

Also Doing Business As:

Metro Market

Pick ‘n Save

Vine Court Assurance Incorporated [Vermont]

Vitacost.com, Inc. [Delaware]

Woodmont Holdings, LLC [North Carolina]

[ ] Brackets indicate state or country of incorporation or organization and do not form part of corporate name.